Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of December 28, 2023 (this “Amendment”), is entered into by and among IRON MOUNTAIN INCORPORATED, a Delaware corporation (the “Parent”), IRON MOUNTAIN INFORMATION MANAGEMENT, LLC, a Delaware limited liability company (the “Company”), the Subsidiary Guarantors party hereto, the Amendment No. 1 Incremental Term B Lenders (as defined below) and JPMORGAN CHASE BANK, N.A., as the Administrative Agent.

PRELIMINARY STATEMENTS

WHEREAS, each of (i) Barclays Bank PLC and JPMorgan Chase Bank, N.A., have been appointed as joint lead arrangers and active bookrunners (the “Joint Lead Arrangers and Active Bookrunners”), (ii) Truist Securities, Inc., BofA Securities, Inc., and Credit Agricole Corporate and Investment Bank have been appointed as joint lead arrangers and bookrunners (the “Joint Lead Arrangers and Bookrunners”) and (iii) MUFG Bank, Ltd., Wells Fargo Securities, LLC, Goldman Sachs Bank USA, Citizens Bank, N.A., Morgan Stanley Senior Funding, Inc., PNC Bank, National Association, TD Securities (USA) LLC, Mizuho Bank, Ltd., BNP Paribas Securities Corp., Capital One, National Association, Sumitomo Mitsui Banking Corporation, M&T Investment Banking Group, Huntington Securities, Inc., and Webster Bank, N.A. have been appointed as co-arrangers (the “Co-Arrangers”, together with the Joint Lead Arrangers and Active Bookrunners and the Joint Lead Arrangers and Bookrunners, the “Arrangers”), with respect to this Amendment;

WHEREAS, reference is hereby made to that certain Credit Agreement, dated as of June 27, 2011 (as amended and restated as of July 2, 2015, as further amended and restated as of August 21, 2017, as further amended and restated as of March 18, 2022, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”, and the Credit Agreement as amended by this Amendment, the “Amended Credit Agreement”), by and among the Parent, the Company, the other Subsidiaries of the Company party thereto as Borrowers, the Lenders and the Issuing Banks party thereto, the Administrative Agent and the Canadian Administrative Agent;

WHEREAS, pursuant to Section 2.01(d) of the Credit Agreement, the Company is requesting Incremental Term Loans in an aggregate principal amount of $1,200,000,000.00 (the “Amendment No. 1 Incremental Term B Loans”) and is requesting that each Lender set forth on Schedule I hereto (each an “Amendment No. 1 Incremental Term B Lender”) make Amendment No. 1 Incremental Term B Loans to the Company on the Amendment No. 1 Effective Date (as defined below) in an aggregate principal amount equal to the amount set forth opposite its name on Schedule I hereto (such amount, such Amendment No. 1 Incremental Term B Lender’s “Amendment No. 1 Incremental Term B Commitment”), and that such amount will be applied by the Company for working capital and general corporate purposes, including to repay a portion of the outstanding Revolving Loans on the Amendment No. 1 Effective Date;

WHEREAS, pursuant to Section 2.01(d)(vi) of the Credit Agreement, the Parent, the Company and the Administrative Agent may enter into an Incremental Facility Amendment in order to establish the Amendment No. 1 Incremental Term B Loans and to make technical amendments as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Company, in connection with the establishment of the Amendment No. 1 Incremental Term B Loans;

WHEREAS, the Arrangers have agreed to use commercially reasonable efforts to assemble a syndicate of financial institutions identified by the Arrangers in consultation with the Parent and the Company (and subject to the Parent and the Company’s consent), to provide the Amendment No. 1 Incremental Term B Loans;

WHEREAS, pursuant to Section 2.01(d) of the Credit Agreement, the Credit Agreement is amended as set forth herein; and

WHEREAS, on the terms and conditions set forth herein and in the Amended Credit Agreement, the Amendment No. 1 Incremental Term B Lenders are willing to make the Amendment No. 1 Incremental Term B Loans to the Company on the Amendment No. 1 Effective Date.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.             Defined Terms. Capitalized terms used but not otherwise defined herein (including in the preamble and recitals hereto) have the meanings assigned to them in the Amended Credit Agreement.

SECTION 2.             Amendment No. 1 Incremental Term B Loans.

(a)             Subject to the terms and conditions set forth herein, each Amendment No. 1 Incremental Term B Lender agrees to make Amendment No. 1 Incremental Term B Loans to the Company in a single drawing in Dollars on the Amendment No. 1 Effective Date in an aggregate principal amount not to exceed its Amendment No. 1 Incremental Term B Commitment. Amendment No. 1 Incremental Term B Loans that are repaid or prepaid may not be re-borrowed. The Amendment No. 1 Incremental Term B Commitments shall automatically terminate on the Amendment No. 1 Effective Date (after the making of the Amendment No. 1 Incremental Term B Loans on such date).

(b)             This Amendment constitutes an “Incremental Facility Amendment” (pursuant to Section 2.01(d)(vi) of the Credit Agreement) with respect to the establishment of the Amendment No. 1 Incremental Term B Commitments and the Amendment No. 1 Incremental Term B Loans. From and after the Amendment No. 1 Effective Date, for all purposes of the Amended Credit Agreement and the other Basic Documents, (i) the Amendment No. 1 Incremental Term B Commitments shall constitute “Incremental Commitments”, (ii) the Amendment No. 1 Incremental Term B Loans shall constitute “Incremental Term Loans”, “Term Loans” and “Term B Loans” and (iii) each Amendment No. 1 Incremental Term B Lender shall be a “Lender”, a “Term B Lender” and a “Term Lender”.

(c)             The Amendment No. 1 Incremental Term B Loans and the Amendment No. 1 Incremental Term B Commitments shall be treated as a separate and distinct Class and Facility from each of the 2022 Term A Loans and the Existing Term B Loans. The Amendment No. 1 Incremental Term B Loans shall be assigned a different CUSIP from the 2022 Term A Loans and the Existing Term B Loans. The Amendment No. 1 Incremental Term B Loans will not be treated as fungible with (including for tax purposes) either the 2022 Term A Loans or the Existing Term B Loans.

(d)             The Amendment No. 1 Incremental Term B Loans shall be guaranteed and secured by the Collateral on a pari passu basis with the 2022 Term A Loans and the Existing Term B Loans outstanding under the Credit Agreement immediately prior to the Amendment No. 1 Effective Date.

(e)             The Amendment No. 1 Incremental Term B Loans shall (x) be subject to same covenants and events of default as the 2022 Term A Loans and the Existing Term B Loans outstanding under the Credit Agreement immediately prior to the Amendment No. 1 Effective Date and (y) otherwise be subject to the terms and conditions applicable to “Term Loans” and “Term B Loans” under the Credit Agreement, except to the extent specifically set forth below:

(i)              Maturity Date. The Maturity Date applicable to the Amendment No. 1 Incremental Term B Loans shall be January 31, 2031 (the “Amendment No. 1 Incremental Term B Loan Maturity Date”).

(ii)             Amortization. The Company hereby promises to pay to the Administrative Agent for the ratable account of each Amendment No. 1 Incremental Term B Lender (i) on each Quarterly Date, commencing with the end of the first full fiscal quarter after the occurrence of the Amendment No. 1 Effective Date, a principal amount of the Amendment No. 1 Incremental Term B Loans equal to 0.25% of the aggregate principal amount of Amendment No. 1 Incremental Term B Loans outstanding on the Amendment No. 1 Effective Date and (ii) on the Amendment No. 1 Incremental Term B Loan Maturity Date, the unpaid principal amount of the Amendment No. 1 Incremental Term B Loans outstanding on the Amendment No. 1 Incremental Term B Loan Maturity Date.

(iii)            Initial Interest Rates and Interest Periods.

(A)           The Applicable Margin with respect to the Amendment No. 1 Incremental Term B Loans shall be (i) in the case of Term Benchmark Loans, a percentage equal to 2.25% per annum and (ii) in the case of ABR Loans, a percentage equal to 1.25% per annum.

(B)            For the avoidance of doubt, the Amendment No. 1 Incremental Term B Loans may only be ABR Loans or Term Benchmark Loans, and shall bear interest, at the option of the Company, (i) if such Amendment No. 1 Incremental Term B Loan is an ABR Loan, the Alternative Base Rate plus the Applicable Margin applicable thereto set forth in clause (A) above or (ii) if such Amendment No.1 Incremental Term B Loan is a Term Benchmark Loan, the Term SOFR Rate plus the Applicable Margin applicable thereto set forth in clause (A) above; provided that for purposes of the foregoing and solely with respect to the Amendment No. 1 Incremental Term B Loans (but no other Loans), if the Term SOFR Rate as determined in accordance with definition thereof under the Amended Credit Agreement would be less than 0.00%, such rate shall be deemed to be equal to 0.00%, for the purposes of this Agreement.

(C)            Section 1.07 of the Amended Credit Agreement shall apply to the Amendment No. 1 Incremental Term B Loans, mutatis mutandis.

(D)           The Amendment No. 1 Incremental Term B Loans shall have an initial Interest Period specified in the applicable notice of borrowing.

(iv)            Amendment No. 1 Repricing Event. Notwithstanding anything to the contrary in the Amended Credit Agreement, including Section 3.02(a) thereof, if, on or prior to the date that is six months after the Amendment No. 1 Effective Date, an Amendment No. 1 Repricing Event (as defined below) occurs, the Company shall pay to the Administrative Agent, for the ratable account of each Lender holding Amendment No. 1 Incremental Term B Loans, without duplication (A) in the case of an Amendment No. 1 Repricing Event described in clause (i) of the definition thereof, a prepayment premium in an amount equal to 1.00% of the aggregate principal amount of the Amendment No. 1 Incremental Term B Loans prepaid or repaid pursuant to such Amendment No. 1 Repricing Event and (B) in the case of an Amendment No. 1 Repricing Event described in clause (ii) of the definition thereof, a fee equal to 1.00% of the aggregate principal amount of the Amendment No. 1 Incremental Term B Loans outstanding that are subject to an effective pricing reduction pursuant to such Amendment No. 1 Repricing Event. Such amounts shall be earned, due and payable upon the date of the effectiveness of such Amendment No. 1 Repricing Event.

“Amendment No. 1 Repricing Event” means:

(i)              the incurrence by the Company or any other Loan Party of any Indebtedness in the form of a syndicated term loan (including any new or additional Term Loans under the Amended Credit Agreement, whether incurred directly or by way of the conversion of the Amendment No. 1 Incremental Term B Loans into a new tranche of replacement Term Loans under the Amended Credit Agreement) (1) having a weighted average yield that is less than the weighted average yield for the Amendment No. 1 Incremental Term B Loans, and (2) the proceeds of which are used to prepay (or, in the case of a conversion, deemed to prepay or replace), in whole or in part, the outstanding principal of the Amendment No. 1 Incremental Term B Loans, or

(ii)            any effective reduction in the weighted average yield applicable to the Amendment No. 1 Incremental Term B Loans by way of an amendment or waiver to the Amended Credit Agreement;

provided that an Amendment No. 1 Repricing Event shall not include any event described in clause (i) or (ii) above that (a) is not consummated for the primary purpose of lowering the weighted average yield applicable to the Amendment No. 1 Incremental Term B Loans (as determined in good faith by the Company) or (b) that is consummated in connection with a Change of Control , acquisition, Investment or disposition that is not permitted by the Basic Documents as in effect immediately prior to the applicable Amendment No. 1 Repricing Event.

(v)              Incremental MFN. Notwithstanding anything to the contrary in the Amended Credit Agreement, if any Borrower (or any Subsidiary Guarantor that becomes a Borrower) incurs Qualifying Incremental Term B Loans the effective yield of which is greater than the effective yield of the Amendment No. 1 Incremental Term B Loans (with effective yield to be determined by the Company (in consultation with the Administrative Agent) in good faith in a manner consistent with generally accepted financial practices, giving effect to margins, upfront or similar fees, and original issue discount, in each case, that are shared with all lenders or holders thereof and applicable interest rate floors (it being agreed that (x) to the extent that the benchmark applicable to the Amendment No. 1 Incremental Term B Loans or such Qualifying Incremental Term B Loans, as applicable, on the date that effective yield is being calculated for is less than the interest rate floor therefor, the amount of such difference shall be deemed added to the interest rate margin for the Amendment No. 1 Incremental Term B Loans or such Qualifying Incremental Term B Loans, as applicable, for the purpose of calculating the effective yield and (y) to the extent that the benchmark applicable to the Amendment No. 1 Incremental Term B Loans or such Qualifying Incremental Term B Loans, as applicable, on the date that the effective yield is being calculated is greater than the applicable interest rate floor therefor, then the interest rate floor therefor shall be disregarded in calculating the effective yield thereof)) by more than 50 basis points per annum, than the Applicable Margin applicable to the Amendment No. 1 Incremental Term B Loans will be increased to the extent necessary so that the effective yield of the Amendment No. 1 Incremental Term B Loans is equal to the effective yield for such Qualifying Incremental Term B Loans minus 50 basis points per annum. Each Amendment No. 1 Incremental Term B Lender hereby authorizes the Company and the Administrative Agent to enter into one or more amendments to the Amended Credit Agreement to effect any such increase to the Applicable Margin applicable to the Amendment No. 1 Incremental Term B Loans contemplated by the immediately preceding sentence, without the consent of any Amendment No. 1 Incremental Term B Lender or any other person.

  “Qualifying Incremental Term B Loans” means: Incremental Term Loans that (1) are incurred by a Borrower (or a Subsidiary Guarantor that becomes a Borrower) pursuant to Section 2.01(d) of the Amended Credit Agreement, (2) are incurred after the Amendment No. 1 Effective Date, but on or prior to the date that is 6 months after the Amendment No. 1 Effective Date, (3) are widely syndicated, (4) constitute Term B Loans and (5) are denominated in Dollars.

(vi)            Form of Term Note. Any Note evidencing the aggregate Indebtedness of the Borrowers to any Amendment No. 1 Incremental Term B Lender resulting from the Amendment No. 1 Incremental Term B Loans made by such Amendment No. 1 Incremental Term B Lender shall be in the form of Exhibit A hereto.

(f)             The proceeds of the Amendment No. 1 Incremental Term B Loans shall be used for working capital and general corporate purposes, including to repay a portion of the outstanding Revolving Loans on the Amendment No. 1 Effective Date.

(g)            The Administrative Agent hereby consents to the provision of Amendment No. 1 Term B Lender’s provision of the Amendment No. 1 Term B Loans.

SECTION 3.            [Reserved].

SECTION 4.             Representations and Warranties. Each of the Parent and the Company jointly and severally represents and warrants to the Administrative Agent and to each of the Amendment No. 1 Incremental Term B Lenders that, immediately after giving effect to the incurrence of the Amendment No. 1 Incremental Term B Loans (and the use of proceeds thereof) on the Amendment No. 1 Effective Date, the representations and warranties made by the Parent and the Company in the Amended Credit Agreement are true in all material respects (except for those representations and warranties qualified by materiality, which shall be true in all respects) on and as of the Amendment No. 1 Effective Date (except to the extent such representations and warranties relate to an earlier date, in which event they shall be true in all material respects (except for those representations and warranties qualified by materiality, which shall be true in all respects) on and as of such earlier date).

SECTION 5.             Effectiveness. This Amendment shall become effective as of the date (the “Amendment No. 1 Effective Date”) on which each of the following conditions shall have been satisfied (or waived by the Majority Lenders of the Amendment No. 1 Incremental Term B Lenders):

(a)              the Administrative Agent (or its counsel) shall have received (1) from (i) the Parent and the Company, (ii) each Subsidiary Guarantor and (iii) the Amendment No. 1 Incremental Term B Lenders either (A) a counterpart of this Amendment signed on behalf of each such party or (B) evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment and (2) to the extent an Amendment No. 1 Incremental Term B Lender so requests, a Note signed by the Company;

(b)             the Administrative Agent shall have received (i) (I) for each of the Parent, the Company and each Subsidiary Guarantor either (1) a certification from a responsible officer of such Person that, as of the Amendment No. 1 Effective Date, there has been no change to the certificate or articles of incorporation (or equivalent documents), including all amendments thereto, of such Person, delivered to the Administrative Agent on the A&R Closing Date or (2) a copy of the certificate or articles of incorporation (or equivalent documents), including all amendments thereto, of such Person, which certificate or articles of incorporation (or equivalent documents) shall be (x) if such Person is organized in the United States (or any state thereof, but excluding Puerto Rico) certified as of a recent date by the Secretary of State of the state of its organization, with a further certification from a responsible officer of such Person that, as of the Amendment No. 1 Effective Date, such certificate or articles of incorporation (or equivalent document) have not been amended since the date of certification thereof by the Secretary of State of the state of its organization and (y) in the case of any other Person, certified by a responsible officer of the applicable Person as a true and complete copy of the certificate or articles of incorporation (or equivalent document) as of the Amendment No. 1 Effective Date of such Subsidiary Guarantor, and (II) in the case of the Parent, the Company and each Subsidiary Guarantor organized in the United States (or any state thereof) a certificate as to the good standing (or equivalent) of such Person as of a recent date to, from such Secretary of State; (ii) a certificate of an authorized officer of each of the Parent, the Company and each Subsidiary Guarantor dated the Amendment No. 1 Effective Date and certifying (A) that attached thereto is a true and complete copy of the bylaws (or equivalent documents) of such Person as in effect on the Amendment No. 1 Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below (or certification of no change thereto since the A&R Closing Date), (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or its equivalent) of such Person authorizing the execution, delivery and performance of this Amendment and the transactions contemplated hereunder and under the Amended Credit Agreement and, in the case of the Company, the borrowings under the Amended Credit Agreement, and that such resolutions have not been modified, rescinded or amended and are in full force and effect and (C) as to the incumbency and specimen signature of each officer executing this Amendment or any other document delivered in connection herewith on behalf of such Person; and (iii) a certificate of another authorized officer as to the incumbency and specimen signature of the authorized officer executing the certificate pursuant to clause (ii) above;

(c)             the representations set forth in Section 4 shall be true and correct on and as of the Amendment No. 1 Effective Date;

(d)             on and as of the Amendment No. 1 Effective Date, no Event of Default under Sections 10.01(1), (6) or (7) of the Amended Credit Agreement shall exist immediately prior to or after giving effect to the Amendment and the incurrence of the Amendment No. 1 Incremental Term B Loans (or the use of proceeds thereof);

(e)             the Administrative Agent shall have received a certificate, dated as of the Amendment No. 1 Effective Date and signed by a responsible officer of the Company, certifying that the conditions set forth in Sections 5(c) and 5(d) are satisfied;

(f)              the Administrative Agent shall have received, on behalf of itself and the Amendment No. 1 Incremental Term B Lenders, a favorable written opinion of (i) Weil, Gotshal & Manges LLP, New York, Delaware and California counsel for the Parent, the Company and the Subsidiary Guarantors, (ii) Stikeman Elliott LLP, Canadian counsel for the Subisdiary Guarantors, and (iii) CMS Cameron McKenna Nabarro Olswang LLP, counsel for the Subsidiary Guarantors in England and Wales, in each case (A) dated the Amendment No. 1 Effective Date, (B) addressed to the Administrative Agent and the Amendment No. 1 Incremental Term B Lenders and (C) covering such matters relating to this Amendment and the transactions contemplated hereunder and as the Administrative Agent shall reasonably request. The Company hereby requests such counsel to deliver such opinion;

(g)             the Administrative Agent shall have received (or substantially concurrently with the funding of the Amendment No. 1 Incremental Term B Loans on the Amendment No. 1 Effective Date, will receive) all fees and other amounts due and payable on or prior to the Amendment No. 1 Effective Date, including, to the extent invoiced at least 3 Business Days prior to the Amendment No. 1 Effective Date, reimbursement or payment of all out of pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by the Obligors hereunder, under the Amended Credit Agreement, under any other Basic Document or under any engagement letter or other fee letter entered into in connection with the Amendment No. 1 Incremental Term B Loans established hereunder;

(h)             The Administrative Agent shall have received a solvency certificate from a financial officer of the Parent on behalf of the Parent in form and substance satisfactory to the Administrative Agent certifying that Parent and its subsidiaries, on a consolidated basis after giving effect to the transactions contemplated hereunder and under the Amended Credit Agreement to occur on the Amendment No. 1 Effective Date, are solvent;

(i)              The Amendment No. 1 Incremental Term B Lenders shall have received, at least three Business Days prior to the Amendment No. 1 Effective Date, to the extent requested at least 10 Business Days prior to the Amendment No. 1 Effective Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act;

(j)              To the extent the Company qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, the Amendment No. 1 Incremental Term B Lenders shall have received a Beneficial Ownership Certification in relation to the Company if requested at least ten Business Days prior to the Amendment No. 1 Effective Date; and

(k)             The Company shall make a borrowing request in accordance with Section 5.05 of the Amended Credit Agreement with respect to the Amendment No. 1 Incremental Term B Loans.

SECTION 6.             Reaffirmation. Each of the Parent, the Company and each Subsidiary Guarantor party hereto hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (a) the covenants and agreements contained in each Basic Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and (b) its guarantee of the Obligations under the Parent Guaranty, the Company Guaranty or the Subsidiary Guaranty, as applicable, and its grant of Liens on the Collateral to secure the Obligations pursuant to the Security Documents, in each case, subject to any applicable limitations and conditions set forth therein. The modification of the Credit Agreement effected pursuant to this Amendment and the execution, delivery, performance or effectiveness of this Amendment do not impair the validity, effectiveness or priority of the Liens granted pursuant to any Security Document, and such Liens shall remain in full force and effect, and will continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred, after giving effect to this Amendment.

SECTION 7.             Effect of Amendment; No Novation.

(a)              Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent, the Canadian Administrative Agent, the Issuing Banks or the Lenders under the Credit Agreement or any other Basic Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Basic Document, all of which shall continue in full force and effect in accordance with the provisions thereof. Nothing herein shall be deemed to entitle any Obligor to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, the Amended Credit Agreement or any other Basic Document in similar or different circumstances.

(b)              On and after the Amendment No. 1 Effective Date, each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, as used in the Amended Credit Agreement, shall refer to the Credit Agreement as amended by this Amendment, and the term “Credit Agreement”, as used in any Basic Document, shall mean the Amended Credit Agreement. This Amendment shall constitute a “Basic Document” for all purposes of the Amended Credit Agreement and the other Basic Documents.

(c)              This Amendment shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release any Guarantee thereof. Nothing expressed or implied in this Amendment, the Amended Credit Agreement or any other document contemplated hereby or thereby shall be construed as a release or other discharge of Parent or the Company under the Credit Agreement or any Obligor under any Basic Document (as defined in the Credit Agreement) from any of its obligations and liabilities thereunder.

(d)              It is the intent of the parties hereto, and the parties hereto agree, that this Amendment shall not constitute a novation of the Credit Agreement, any other Basic Document (as defined in the Credit Agreement) or any of the rights, obligations or liabilities thereunder.

SECTION 8.             GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS; JURY TRIAL WAIVER. THE PROVISIONS CONCERNING GOVERNING LAW AND WAIVER OF JURY TRIAL AND JURISDICTION AND CONSENT TO SERVICE OF PROCESS SET FORTH IN SECTION 12.11 OF THE AMENDED CREDIT AGREEMENT SHALL APPLY TO THIS AMENDMENT AND ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

SECTION 9.             Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. The provisions concerning execution set forth in Section 12.10 of the Amended Credit Agreement shall apply to this Amendment and incorporated herein by this reference, mutatis mutandis.

SECTION 10.           Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 11.           Headings. Captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Amendment.

SECTION 12.           Indemnification; Confidentiality. For the avoidance of doubt, the provisions set forth in Sections 12.04 and 12.07 of the Amended Credit Agreement shall apply this Amendment and incorporated herein by this reference, mutatis mutandis.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

THE PARENT:

IRON MOUNTAIN INCORPORATED

By:	/s/ David Buda
Name:	David Buda
Title:	Senior Vice President, Finance and Treasurer

THE COMPANY:

IRON MOUNTAIN INFORMATION MANAGEMENT, LLC

By:	/s/ David Buda
Name:	David Buda
Title:	Senior Vice President, Finance and Treasurer

[Signature Page to Amendment No. 1 to Credit Agreement]

THE SUBSIDIARY GUARANTORS:

IRON MOUNTAIN SECURE SHREDDING, INC.
IRON MOUNTAIN INFORMATION MANAGEMENT SERVICES, INC.
IRON MOUNTAIN INTELLECTUAL PROPERTY MANAGEMENT, INC.
IRON MOUNTAIN GLOBAL LLC
IRON MOUNTAIN US HOLDINGS, INC.
IRON MOUNTAIN DATA CENTERS, LLC
IRON MOUNTAIN DATA CENTERS SERVICES, LLC
IM MORTGAGE SOLUTIONS, LLC
IRON MOUNTAIN GLOBAL HOLDINGS, INC.
NETTLEBED ACQUISITION CORP.
IRON MOUNTAIN RECORDS MANAGEMENT (PUERTO RICO), INC.
IRON MOUNTAIN CANADA OPERATIONS ULC
INTERCEPT PARENT, INC.
ITRENEW, INC.
ESISO, LLC

By:	/s/ David Buda
Name:	David Buda
Title:	Senior Vice President, Finance and Treasurer

IRON MOUNTAIN (UK) PLC

By:	/s/ Phil Shepley
Name:	Phil Shepley
Title:	Director

[Signature Page to Amendment No. 1 to Credit Agreement]

THE ADMINISTRATIVE AGENT:

JPMORGAN CHASE BANK, N.A.,
as the Administrative Agent

By:	/s/ Eric Guggenheimer
Name: Eric Guggenheimer
Title: Executive Director

[Signature Page to Amendment No. 1 to Credit Agreement]

BARCLAYS BANK PLC,
as an Amendment No. 1 Incremental Term B Lender

By:	/s/ Sean Duggan
Name: Sean Duggan
Title: Director

[Signature Page to Amendment No. 1 to Credit Agreement]

SCHEDULE I

[Omitted]

EXHIBIT A

[Omitted]